                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 30, 2005


                          BERKSHIRE HILLS BANCORP, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                      1-15781                04-3510455
      --------                      -------                ----------
(State or other jurisdiction of    (Commission            (IRS Employer
      incorporation)               File Number)           Identification No.)

      24 North Street, Pittsfield, Massachusetts          01201
      ------------------------------------------          -----
      (Address of principal executive offices)            (Zip Code)

      Registrant's telephone number, including area code: (413) 443-5601

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.
             ------------------------

      On September 30, 2005, Berkshire Hills Bancorp, Inc. (the "Company"), the holding company for Berkshire Bank, announced it expected to issue its third quarter earnings release on October 27, 2005. The Company will conduct a conference call at 10:00 a.m. Eastern Time on October 28, 2005 to discuss the results for the quarter ended September 30, 2005. Instructions on how to access the call are contained in the press release, a copy of which is attached as
Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.
             ---------------------------------

       (a)   Financial Statements of Businesses Acquired: Not applicable

       (b)   Pro Forma Financial Information: Not applicable

       (c)   Exhibits

             Number            Description
             ------            -----------

             99.1              Press Release Dated September 30, 2005

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BERKSHIRE HILLS BANCORP, INC.


Dated: September 30, 2005               By:/s/ Wayne F. Patenaude
                                           -------------------------------------
                                           Wayne F. Patenaude
                                           Senior Vice President and
                                              Chief Financial Officer